Semiannual Report - Financial Statements


T. Rowe Price


Tax-Exempt
Money Fund

August 31, 1999
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Portfolio Highlights
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SECTOR DIVERSIFICATION

                                                   Percent of   Percent of
                                                   Net Assets   Net Assets
                                                      2/28/99      8/31/99
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Hospital Revenue                                          30%          33%

General Obligation - State                                15           18

General Obligation - Local                                19           14

Educational Revenue                                       11           10

Prerefunded Bonds                                          7            6

Industrial and Pollution Control Revenue                   5            5

Nuclear Revenue                                            3            4

Dedicated Tax Revenue                                      2            3

Water and Sewer Revenue                                    1            2

Life Care/Nursing Home Revenue                             1            2

Electric Revenue                                           2            2

All Other                                                  4            3

Other Assets Less Liabilities                             --           -2

Total                                                    100%         100%


T. Rowe Price Tax-Exempt Money Fund
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Unaudited


Financial Highlights            For a share outstanding throughout each period
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Tax-Exempt shares

                     6 Months      Year
                        Ended     Ended
                      8/31/99   2/28/99   2/28/98   2/28/97   2/29/96    2/28/95

NET ASSET VALUE

Beginning of period  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000

Investment
activities
  Net investment
  income                0.014     0.029     0.032    0 .030     0.033     0.026

Distributions
  Net investment
  income               (0.014)   (0.029)   (0.032)   (0.030)   (0.033)   (0.026)

NET ASSET VALUE
End of period        $  1.000  $  1.000  $  1.000  $  1.000    $1.000  $  1.000
--------------------------------------------------------------------------------

Ratios/Supplemental Data

Total
return(diamond)          1.38%     2.97%     3.24%     3.05%     3.38      2.63%

Ratio of total expenses
to average net assets    0.54%!    0.52%     0.52%     0.55%     0.56      0.58%

Ratio of net investment
income to average
net assets               2.72%!    2.93%     3.20%     3.00%     3.33      2.59%

Net assets,
end of period
(in thousands)        $666,510  $710,569  $740,757  $678,135 $679,143  $687,022


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!         Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Exempt Money Fund
--------------------------------------------------------------------------------
Unaudited



Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------
Tax-Exempt PLUS shares

                                            6 Months           11/1/98
                                               Ended           Through
                                             8/31/99           2/28/99

NET ASSET VALUE

Beginning of period                           $1.000            $1.000

Investment activities
  Net investment income                        0.013             0.007

Distributions
  Net investment income                       (0.013)           (0.007)

NET ASSET VALUE
End of period                                 $1.000            $1.000
                                             ---------------------------
Ratios/Supplemental Data
Total return(diamond)                          1.31%             0.74%

Ratio of total expenses
to average net assets                          0.65%!            0.99%!

Ratio of net investment
income to average
net assets                                     2.62%!            2.01%!

Net assets, end of period (in thousands)     $12,760            $4,208

(diamond)    Total return reflects the rate that an investor would
             have earned on an investment in the fund during the period, assuming reinvestment of all distributions.

!            Annualized

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Tax-Exempt Money Fund
--------------------------------------------------------------------------------
Unaudited                                                       August 31, 1999

Statement of Net Assets                                     Par        Value
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                                                              In thousands

ALABAMA  3.1%

Birmingham, GO, VRDN (Currently 3.20%)               $    5,850   $    5,850

Jefferson County, GO, VRDN (Currently 3.30%)             14,100       14,100

Univ. of Alabama, 6.90%, 10/1/99
(Escrowed to Maturity)                                    1,000        1,003

Total Alabama (Cost  $20,953)                                         20,953


ALASKA  0.2%

Anchorage, GO, 6.40%, 7/1/00 (MBIA Insured)                 500          511

Valdez Marine Terminal, Exxon Pipeline,
VRDN (Currently 2.70%)                                      500          500

Total Alaska (Cost  $1,011)                                            1,011


ARIZONA  1.2%

Univ. of Arizona, Student Union Bookstore
  3.55%, 3/8/00 (AMBAC Insured)                           8,000        8,000

Total Arizona (Cost  $8,000)                                           8,000


COLORADO  0.3%

Denver, IDR, W. W. Grainger, VRDN (Currently 3.40%)       2,190        2,190

Total Colorado (Cost  $2,190)                                          2,190


DISTRICT OF COLUMBIA  0.7%

Dist. of Columbia, National Academy of Sciences, TECP
  3.55%, 1/12/00 (AMBAC Insured)                          4,000        4,000

Dist. of Columbia
  American Univ., VRDN (Currently 3.30%)                  1,000        1,000

Total District of Columbia (Cost  $5,000)                              5,000

FLORIDA  1.8%

Allegany Health System, St. Joseph's Hosp.,
  7.375%, 12/1/99                                         1,000        1,030

Florida Dept. of Natural Resources
    VRDN (Currently 3.34%) (FGIC Insured)                 5,700        5,700

Hillsborough County IDA, PCR, Tampa Electric
    VRDN (Currently 2.80%)                                1,400        1,400

Jacksonville HFA, Genesis Rehabilitation Hosp.
    VRDN (Currently 2.85%)                                  500          500

Manatee County, Public Utilities
    6.00%, 10/1/99 (MBIA Insured)                    $    1,100   $    1,102

Orange County IDA, W. W. Grainger
    VRDN (Currently 3.40%)                                1,185        1,185

Tampa, Allegany Health
    7.375%, 12/1/23 (FGIC Insured)
    (Prerefunded 12/1/99!)                                1,500        1,545

Total Florida (Cost  $12,462)                                         12,462


GEORGIA  7.3%

Atlanta, Water and Sewer
    VRDN (Currently 3.32%) (FGIC Insured)                 3,995        3,995

Cobb County School Dist., GO, 3.50%, 12/31/99             3,700            3,705

Douglasville-Douglas Water and Sewer
    6.875%, 6/1/09 (MBIA Insured)
    (Prerefunded 6/1/00!)                                 1,000        1,044

Downtown Savannah Auth., GO, Public Ed.
    VRDN (Currently 3.25%)                                1,000        1,000

Fulton-DeKalb Private Hosp. Auth.
  Children's Health, VRDN (Currently 3.25%)               1,000        1,000

  Egleston Childrens Hosp., VRDN (Currently 3.25%)       17,400       17,400

Georgia, GO
    VRDN (Currently 3.34%)                                4,995        4,995

    6.25%, 8/1/00                                         1,780        1,823

    7.25%, 9/1/00                                         1,000        1,035

Georgia Municipal Gas Auth., VRDN (Currently 3.75%)         485          485

Gwinnett County Hosp. Auth.
    VRDN (Currently 3.30%) (MBIA Insured)                 1,000        1,000

Gwinnett County School Dist., GO

    3.50%, 12/31/99                                       5,000        5,005

    4.40%, 2/1/00                                         7,045        7,082

Total Georgia (Cost  $49,569)                                         49,569


ILLINOIS  13.8%

Chicago, GO, VRDN (Currently 3.32%) (FGIC Insured)        2,495        2,495

Chicago Metropolitan Water Reclamation Dist., GO,
4.70%, 12/1/99                                            2,875       2 ,886

Chicago Water

    5.00%, 11/1/99 (FGIC Insured)                    $    2,200   $    2,207

    7.20%, 11/15/16 (FGIC Insured)

    (Prerefunded 11/15/99!)                               1,240        1,274

Cook County

  GO

    4.375%, 11/15/99 (MBIA Insured)                         900          902

    5.75%, 11/15/99 (MBIA Insured)                        1,015        1,020

    6.20%, 11/1/99                                        1,500        1,508

Illinois

  GO

    5.60%, 10/1/99                                        1,000        1,002

    9.50%, 11/1/99                                        1,000        1,011

Illinois Dev. Fin. Auth., Palos Community Hosp.
    VRDN (Currently 3.30%)                               25,000       25,000

Illinois EFA, Northwestern Univ.,
    VRDN (Currently 3.25%)                               14,700       14,700

Illinois HFA

  Advocate Health Care Network
    VRDN (Currently 3.35%)                                3,620        3,620

  Little County of Mary Hosp.
    VRDN (Currently 3.30%) (MBIA Insured)                12,795       12,795

  Masonic Medical Center, 7.70%, 10/1/99

    (Prerefunded 10/1/99)                                 1,000        1,023

  Resurrection Health Care
    VRDN (Currently 3.40%) (FSA Insured)                 10,000       10,000

    TECP, 3.50%, 11/24/99                                10,000       10,000

  Univ. of Chicago Hosp.
    VRDN (Currently 3.25%) (MBIA Insured)                 1,000        1,000

Niles Village, IDR, W. W. Grainger,
    VRDN (Currently 3.40%)                                1,000        1,000

Total Illinois (Cost  $93,443)                                        93,443


INDIANA  0.9%

Gary, IDR, W. W. Grainger, VRDN (Currently 3.40%)           730          730

Indiana HFA, Charity Obligation Group
    VRDN (Currently 3.20%)                                  500          500

Indianapolis Local Public Improvement Bond Bank

    7.40%, 1/1/20 (Prerefunded 7/1/00!)                   1,230        1,292

Petersburg Solid Waste, Ind. Power and Light
    VRDN (Currently 3.30%) (AMBAC Insured)           $    3,800   $    3,800

Total Indiana (Cost  $6,322)                                           6,322


IOWA  3.0%

Iowa Fin. Auth., Iowa Health System
    VRDN (Currently 3.25%) (AMBAC Insured)               17,300       17,300

Sheldon, Sioux Valley Hosp., VRDN (Currently 3.35%)       3,330        3,330

Total Iowa (Cost  $20,630)                                            20,630


KANSAS  0.2%

Kansas DOT, 3.65%, 9/1/99                                 1,000        1,000

Wichita, GO, 6.30%, 9/1/00                                  475          487

Total Kansas (Cost  $1,487)                                            1,487


KENTUCKY  3.0%

Kentucky, GO, TECP, 3.25%, 9/3/99                        10,900       10,900

Kentucky Economic Dev. Fin. Auth.

  Catholic Healthcare, VRDN (Currently 3.25%)             7,000        7,000

  Health Alliance

    VRDN (Currently 3.25%) (MBIA Insured)                 1,160        1,160

Kentucky Turnpike Auth.

    7.125%, 5/15/01 (Prerefunded 5/15/00!)                1,000        1,041

Total Kentucky (Cost  $20,101)                                        20,101


LOUISIANA  3.1%

Louisiana, GO, 7.125%, 9/1/10 (Prerefunded 9/1/00!)       1,510        1,589

Louisiana Offshore Terminal Auth.,

    VRDN (Currently 2.70%)                                  200          200

Louisiana PFA

  Willis Knighton Medical Center

    VRDN (Currently 3.40%) (AMBAC Insured)               11,500       11,500

New Orleans Aviation Board
    VRDN (Currently 3.30%) (MBIA Insured)                 1,800        1,800

Orleans Parish School Board, 8.40%, 2/1/00

    (MBIA Insured) (Escrowed to Maturity)                 1,230        1,256

Plaquemines Port, Harbor and Terminal, Chevron

    3.50%, 9/1/99                                    $    5,000   $    4,974

Total Louisiana (Cost  $21,319)                                       21,319


MARYLAND  13.3%

Baltimore County, GO, TECP, BAN,

    3.30 - 3.45%, 10/7-11/9/99                           12,000       12,000

Gaithersburg Economic Dev., Asbury Methodist

    VRDN (Currently 3.30%) (MBIA Insured)                 8,200        8,200

Howard County, Consolidated Public Improvement

    GO, 4.00%, 2/15/00                                    1,300        1,305

    6.90%, 5/15/05 (Prerefunded 5/15/00!)                 2,180        2,236

Maryland DOT

    3.875%, 6/15/00                                       1,000        1,004

    6.50%, 11/1/99                                        8,820        8,870

    6.60%, 11/1/00 (Prerefunded 11/1/99!)                 2,500        2,533

Maryland HHEFA

  Charlestown Community, VRDN (Currently 3.25%)           4,000        4,000

  Johns Hopkins Hosp., VRDN (Currently 3.15%)            19,000       19,000

  Johns Hopkins Univ., 6.20%, 7/1/00                     10,255       10,255

Maryland Water Quality

    6.50%, 9/1/99                                         1,110        1,110

    7.25%, 9/1/11 (Prerefunded 9/1/00!)                   1,245        1,312

Maryland-National Capital Park and Planning Commission, GO

  Prince George's County, 5.50%, 1/15/00                  1,000        1,009

Montgomery County, GO

    6.80%, 11/1/05 (Prerefunded 11/1/99!)                 1,500        1,539

    6.875%, 10/1/99                                       1,500        1,505

  Consolidated Public Improvement

    6.80%, 11/1/08 (Prerefunded 11/1/99!)                 2,400        2,462

    7.00%, 4/1/07 (Prerefunded 4/1/00!)                   2,000        2,083

Montgomery County Economic Dev. Auth.

  Howard Hughes Medical Fac.

    VRDN (Currently 3.25%)                                1,000        1,000

Univ. of Maryland

  Auxiliary Fac. and Tuition

    6.40%, 4/1/04 (Prerefunded 4/1/00!)                   1,145        1,188

    7.00%, 10/1/05 (Prerefunded 10/1/99!)                 1,500        1,514

    7.20%, 10/1/09 (Prerefunded 10/1/99!)                 1,400        1,433

Washington Suburban Sanitary Dist

    6.625%, 12/1/01 (Prerefunded 12/1/99!)           $    2,000   $    2,058

    6.75%, 12/1/02 (Prerefunded 12/1/99!)                 1,025        1,053

    6.75%, 12/1/04 (Prerefunded 12/1/99!)                   500          514

    6.75%, 12/1/06 (Prerefunded 12/1/99!)                 1,000        1,030

Total Maryland (Cost  $90,213)                                        90,213


MASSACHUSETTS  1.4%

Massachusetts

  GO

    VRDN (Currently 3.20%)                                4,000        4,000

    VRDN (Currently 3.34%)                                5,000        5,000

Massachusetts Water Resources Auth.

    7.50%, 4/1/09 (Prerefunded 4/1/00!)                     500          521

Total Massachusetts (Cost  $9,521)                                     9,521


MINNESOTA  0.8%

Cottage Grove, PCR, Minnesota Mining and Mfg.

    VRDN (Currently 3.51%)                                  500          500

Minnesota, GO, VRDN (Currently 3.34%)                     2,700        2,700

Minnesota PFA, Water Pollution,

    VRDN (Currently 3.34%)                                2,300        2,300

Total Minnesota (Cost  $5,500)                                         5,500


MISSISSIPPI  0.7%

Harrison County, PCR, E.I. Du Pont De Nemours

    VRDN (Currently 2.75%)                                  800          800

Mississippi

  GO

    4.50%, 11/1/99                                        1,000        1,002

    6.70%, 10/1/99                                        1,000        1,003

Rankin County, PCR, Siemens Energy and Automation

    VRDN (Currently 3.30%)                                1,600        1,600

Total Mississippi (Cost  $4,405)                                       4,405


MISSOURI  0.4%

Missouri, GO, 6.40%, 9/1/99                          $    1,000   $    1,000

Missouri HEFA

   Sisters of Mercy Health Systems, 4.25%, 12/1/99        1,000        1,003

   St. Anthony's Medical Center, VRDN (Currently 3.25%)   1,000        1,000

Total Missouri (Cost  $3,003)                                          3,003


NEBRASKA  1.7%

Omaha Public Power Dist., Electric, 3.15%, 10/14/99      11,395       11,395

Total Nebraska (Cost  $11,395)                                        11,395


NEVADA  1.8%

Clark County, GO, Las Vegas Convention and Visitors Auth.
    5.40%, 7/1/00 (MBIA Insured)                          2,000        2,028

Clark County School Dist., GO
    VRDN (Currently 3.32%) (FGIC Insured)                 7,995        7,995

  Group #3, 7.65%, 5/1/10 (Prerefunded 5/1/00!)           2,000        2,092

Total Nevada (Cost  $12,115)                                          12,115


NEW JERSEY  0.3%

New Jersey, GO, 6.25%, 9/15/99                              585          586

New Jersey Transportation Trust Fund Auth.

    GO, VRDN (Currently 3.24%)                            1,495        1,495

Total New Jersey (Cost  $2,081)                                        2,081


NEW YORK  1.3%

Long Island Power Auth., TECP, 3.25%, 9/7/99              3,000        3,000

Nassau County IDA, Cold Spring Harbor

    VRDN (Currently 2.90%)                                1,500        1,500

New York City Transitional Fin. Auth.

    VRDN (Currently 2.70%)                                4,350        4,350

Total New York (Cost  $8,850)                                          8,850


NORTH CAROLINA  1.7%

Charlotte Mecklenburg Hosp. Auth.

  North Carolina Health Care

    VRDN (Currently 3.15%)                           $    1,000   $    1,000

    VRDN (Currently 3.20%)                                4,085        4,085

North Carolina, GO

    VRDN (Currently 3.32%)                                1,245        1,245

    4.70%, 2/1/00                                         2,000        2,013

North Carolina EFA, Bowman Gray School of Medicine

    VRDN (Currently 3.25%)                                  950          950

Raleigh, Equipment Acquisition Project, COP,

    3.00%, 12/1/99                                          500          500

Winston Salem, GO, COP

    VRDN (Currently 3.20%)                                2,000        2,000

Total North Carolina (Cost  $11,793)                                  11,793


OHIO  2.5%

Clermont County Hosp., Mercy Health System

    VRDN (Currently 3.40%)                                4,200        4,200

Columbus, GO, 8.125%, 5/1/00                              1,000        1,030

Cuyahoga County Hosp., Univ. Hosp.
    VRDN (Currently 3.30%) (AMBAC Insured)               10,000       10,000

Hamilton County Hosp. Fac., Health Alliance
    VRDN (Currently 3.25%) (MBIA Insured)                 2,000        2,000

Total Ohio (Cost  $17,230)                                            17,230


OREGON  0.9%

Oregon, GO
    5.90%, 2/1/00                                           500          505

  Veterans' Welfare, VRDN (Currently 3.15%)               1,100        1,100

Oregon Housing and Community Services Department
  Single Family Mortgage, 3.45%, 6/29/00                  4,200        4,200

Total Oregon (Cost  $5,805)                                            5,805


PENNSYLVANIA  3.9%

Doylestown Hosp. Auth.
    VRDN (Currently 3.30%) (AMBAC Insured)                4,000        4,000

Lehigh County General Purpose Auth.,
Wiley House Kids Peace

    8.75%, 11/1/99 (Prerefunded 11/1/99!)            $    3,500   $    3,599

Montgomery County, IDA, W. W. Grainger
    VRDN (Currently 3.40%)                                1,230        1,230

Northampton County Higher Ed., Lafayette College
    VRDN (Currently 3.35%)                                6,300        6,300

Pennsylvania, GO

    5.25%, 11/15/99 (AMBAC Insured)                         900          904

    6.00%, 9/15/99                                        1,500        1,502

Pennsylvania Turnpike Commission

    7.25%, 12/1/17 (Prerefunded 12/1/99!)                 1,000        1,030

    7.50%, 12/1/19 (Prerefunded 12/1/99!)                   500          515

Philadelphia HEFA, Jefferson Health,

    3.25%, 3/30/00                                        3,950        3,950

Pittsburgh, Water & Sewer

    7.40%, 9/1/99 (FGIC Insured)
    (Escrowed to Maturity)                                2,000        2,000

Pottsville Hosp. Auth., Charity Obligated Group
    VRDN (Currently 3.20%)                                1,300        1,300

Total Pennsylvania (Cost  $26,330)                                    26,330


SOUTH CAROLINA  3.1%

Florence County, PCR, 7.60%, 3/1/14 (Prerefunded 3/1/00)
    (AMBAC Insured)                                       2,000        2,063

South Carolina

  GO

    VRDN (Currently 3.32%)                                3,495        3,495

    6.20%, 2/1/00                                         2,875        2,911

Spartanburg County, Siemens Energy and Automation

    VRDN (Currently 3.30%)                                6,400        6,400

Western Carolina Regional Sewer, 6.75%, 3/1/10

    (Prerefunded 3/1/00)                                  1,000        1,017

York County, PCR, Duke Power, TECP,

    3.30%, 10/8/99                                        4,800        4,800

Total South Carolina (Cost  $20,686)                                  20,686


SOUTH DAKOTA  2.2%

South Dakota HEFA

  Sioux Valley Hosp.

    VRDN (Currently 3.30%)                           $    5,900   $    5,900

    VRDN (Currently 3.35%)                                9,045        9,045

Total South Dakota (Cost  $14,945)                                    14,945


TENNESSEE  1.7%

Knox County Health, Ed. and Housing Fac.

  Catholic Healthcare

    VRDN (Currently 3.25%)                                7,600        7,600

Nashville and Davidson County

    GO, 6.125%, 12/1/99                                   1,000        1,007

    6.60%, 12/1/08 (Prerefunded 12/1/99!)                   500          514

    Vanderbilt Univ., 3.10%, 1/15/00                      2,500        2,500

Total Tennessee (Cost  $11,621)                                       11,621


TEXAS  11.8%

Austin Utility System, 11.00%,

    11/15/04 (Prerefunded 11/15/99!)                      1,080        1,097

Dallas County Community College Dist.

    VRDN (Currently 3.30%)                               14,800       14,800

Dallas Independent School Dist., 3.75%, 3/1/00

    (Escrowed to Maturity)                                1,200        1,204

Harris County

  GO

    VRDN (Currently 3.35%)                                1,000        1,000

    5.80%, 10/1/99                                        1,000        1,002

Harris County HFA

    St. Luke's Episcopal Hosp. VRDN (Currently 3.10%)     6,900        6,900

    Texas Childrens Hosp.

    VRDN (Currently 3.30%) (MBIA Insured)                 8,000        8,000

Hockley County IDC, PCR, Amoco Oil,

    3.15%, 11/1/99                                        5,940        5,940

Houston, Water and Sewer Systems

    5.90%, 12/1/99 (AMBAC Insured)                        1,500        1,510

Midland, IDR, W. W. Grainger, VRDN

    (Currently 3.40%)                                       775          775

Southwest Higher Ed. Auth., Southern Methodist Univ. Project

    VRDN (Currently 3.25%)                           $    9,200   $    9,200

Texas

    GO, TRAN, 4.50%, 8/31/00                             19,000       19,146

    8.30%, 12/1/16 (Prerefunded 12/1/99!)                 1,000        1,012

Texas PFA, GO

    4.40%, 10/1/99                                        3,400        3,404

    8.00%, 10/1/99                                        3,930        3,946

Travis County HFA, Hosp. Charity Obligation Group

    VRDN (Currently 3.20%)                                1,000        1,000

Total Texas (Cost  $79,936)                                           79,936


UTAH  3.9%

    Intermountain Power Agency, 3.125%, 9/15/99           5,000        5,000

Utah

  GO

    VRDN (Currently 3.20%)                               11,000       11,000

    VRDN (Currently 3.30%)                                7,500        7,500

Utah Board of Regents, Auxiliary and Campus Fac.

    VRDN (Currently 3.25%) (AMBAC Insured)                2,800        2,800

Total Utah (Cost  $26,300)                                            26,300


VERMONT  0.2%

Vermont, GO, 6.75%, 2/1/00                                1,260        1,303

Total Vermont (Cost  $1,303)                                           1,303


VIRGINIA  2.8%

Fairfax County

  GO

    VRDN (Currently 3.32%)                                7,695        7,695

    4.90%, 10/1/99                                          500          501

Roanoke IDA

  Carilion Health

    VRDN (Currently 2.95%)                                  900          900

    VRDN (Currently 3.00%)                                  400          400

  Roanoke Memorial Hosp.

    VRDN (Currently 3.00%)                                6,700        6,700

Rockingham County IDA, Merck,

    VRDN (Currently 3.55%)                           $    2,400   $    2,400

Virginia Beach, GO, 5.20%, 9/1/99                           500          500

Total Virginia (Cost  $19,096)                                        19,096


WASHINGTON  4.3%

King County

  GO

    VRDN (Currently 3.32%)                                1,100        1,100

    4.20%, 6/1/00                                           500          502

    4.60%, 12/1/99                                        1,000        1,004

Washington, GO

    VRDN (Currently 3.25%)                               10,000       10,000

    6.00%, 9/1/99 (Escrowed to Maturity)                    645          645

    6.10%, 9/1/00 (Escrowed to Maturity)                  1,905        1,950

    6.70%, 10/1/99                                        3,000        3,008

    Motor Vehicle Fuel, 6.50%, 7/1/00                       835          854

Washington HFA, Fred Hutchinson Cancer Research Center

    VRDN (Currently 3.10%)                                2,900        2,900

Washington Public Power Supply

    3.00%, 10/6/99                                        7,000        7,000

    5.10%, 7/1/00 (MBIA Insured)                            500          505

Total Washington (Cost  $29,468)                                      29,468


WISCONSIN  2.1%

Milwaukee, GO

    3.75%, 12/15/99                                       1,565        1,568

    6.25%, 12/1/99                                          900          907

Wisconsin, GO

    4.25%, 11/1/99                                       11,000       11,019

    4.80%, 11/1/99                                        1,000        1,003

Total Wisconsin (Cost  $14,497)                                       14,497


WYOMING  0.7%

    Carbon County IDR, BP Amoco, 3.15%, 11/1/99           4,800        4,800

Total Wyoming (Cost  $4,800)                                           4,800

Total Investments in Securities
102.1% of Net Assets (Cost  $693,380)                               $693,380

Other Assets Less Liabilities                                        (14,110)

NET ASSETS                                                          $679,270

Net Assets Consist of:
Accumulated net investment income - net of distributions                $151

Accumulated net realized gain/loss - net of distributions                 22

Paid-in-capital applicable to $0.01 par value capital stock
outstanding; 5,000,000,000 shares authorized                         679,097

NET ASSETS                                                          $679,270

NET ASSET VALUE PER SHARE

Tax-Exempt Shares
($666,509,993/666,540,010 shares outstanding)                          $1.00

Tax-Exempt PLUS Shares
($12,759,792/12,759,711 shares outstanding)                            $1.00

    !    Used in determining portfolio maturity
AMBAC    AMBAC Indemnity Corp.
  BAN    Bond Anticipation Note
  COP    Certificates of Participation
  DOT    Department of Transportation
  EFA    Educational Facility Authority
 FGIC    Financial Guaranty Insurance Company
  FSA    Financial Security Assurance Corp.
   GO    General Obligation
 HEFA    Health & Educational Facility Authority
  HFA    Health Facility Authority
HHEFA    Health & Higher Educational Facility Authority
  IDA    Industrial Development Authority
  IDC    Industrial Development Corp.
  IDR    Industrial Development Revenue
 MBIA    Municipal Bond Investors Assurance Corp.
  PCR    Pollution Control Revenue
  PFA    Public Facility Authority
 TECP    Tax-Exempt Commercial Paper
 TRAN    Tax Revenue Anticipation Note
 VRDN    Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Exempt Money Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                    6 Months
                                                                       Ended
                                                                     8/31/99

Investment Income

Interest income                                                    $  10,842

Expenses

Investment management                                                  1,399

Shareholder servicing

  Tax-Exempt shares                                                      209

  Tax-Exempt PLUS shares                                                  35

Custody and accounting                                                    79

Prospectus and shareholder reports                                        23

Legal and audit                                                           11

Registration                                                               5

Directors                                                                  4

Miscellaneous                                                             21

Total expenses                                                         1,786

Net investment income                                                  9,056

Realized Gain (Loss)

Net realized gain (loss) on securities                                     2

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $   9,058
                                                                   ----------

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Tax-Exempt Money Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                       6 Months         Year
                                                          Ended        Ended
                                                        8/31/99      2/28/99

Increase (Decrease) in Net Assets

Operations

  Net investment income                              $    9,056   $   22,091

  Net realized gain (loss)                                    2           20

  Increase (decrease) in net
  assets from operations                                  9,058       22,111

Distributions to shareholders

  Net investment income

    Tax-Exempt Money shares                              (8,915)     (22,083)

    Tax-Exempt Money PLUS shares                           (141)          (8)

  Decrease in net assets from distributions              (9,056)     (22,091)

Capital share transactions*

  Shares sold

    Tax-Exempt Money shares                             308,922      684,304

    Tax-Exempt Money PLUS shares                         22,243        5,383

  Increase in net assets from shares sold               331,165      689,687

  Distributions reinvested

    Tax-Exempt Money shares                               8,519       20,754

    Tax-Exempt Money PLUS shares                            141            8

  Increase in net assets from
  distributions reinvested                                8,660       20,762

  Shares redeemed

    Tax-Exempt Money shares                            (361,502)    (735,267)

    Tax-Exempt Money PLUS shares                        (13,832)      (1,182)

  Decrease in net assets from shares redeemed          (375,334)    (736,449)

  Increase (decrease) in net assets from

  capital share transactions                            (35,509)     (26,000)

Net Assets

Increase (decrease) during period                       (35,507)     (25,980)
Beginning of period                                     714,777      740,757

End of period                                        $  679,270   $  714,777
                                                     --------------------------
*  Capital share transactions at net asset value of $1.00 per share.

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Tax-Exempt Money Fund
--------------------------------------------------------------------------------
Unaudited                                                   August 31, 1999

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Tax-Exempt Money Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on April 8, 1981. Its goals are preservation of capital, liquidity, and, consistent with these, the highest current income exempt from federal income taxes. The fund offers two classes of shares, Tax-Exempt and Tax-Exempt PLUS. Tax-Exempt PLUS was first offered on November 1, 1998, and provides expanded shareholder services, the cost of which is borne by the PLUS shareholders. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters which relate to both classes, and, in all other respects, the same rights and obligations as the other class.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation   Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts   Premiums and original issue discounts on municipal
     securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Class Accounting   Shareholder servicing expenses are charged directly to
     the class to which they relate. Expenses common to both classes, investment income, and realized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared by each class on a daily basis, and paid monthly. Capital gain distributions, if any, are declared by the fund on an annual basis.

     Other   Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.


NOTE 2 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income.

     At August 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $693,380,000.


NOTE 3 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $239,000 was payable at August 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At August 31, 1999, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     The manager has agreed to bear any expenses through April 30, 2000, which would cause Tax-Exempt PLUS' ratio of total expenses to average net assets to exceed 1.00%. Thereafter, through April 30, 2001, Tax-Exempt PLUS is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.00%.

     In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $204,000 for the six months ended August 31, 1999, of which $31,000 was payable at period-end.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

     ** Based on a January 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free**
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond***
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

* Closed to new investors. ** Formerly named Florida Insured Intermediate Tax-Free. *** Formerly named Tax-Free Insured Intermediate Bond.

! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


T. Rowe Price Retirement Plans and Resources
--------------------------------------------------------------------------------

Retirement Plans and Resources

     We recognize that saving for retirement is the number one investment goal for most Americans. We can help you meet your retirement needs, whether you are starting an IRA or designing a retirement program for your employees.
     T. Rowe Price offers an assortment of retirement plans for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We provide recordkeeping, communications, and investment management services, as well as a variety of educational materials, self-help planning guides, and software tools to help you choose and implement a retirement plan appropriate for you. For information or to request literature, call us at 1-800-638-5660.

     IRAs AND QUALIFIED PLANS

     Traditional IRA
     Roth IRA
     Rollover IRA
     SEP-IRA
     SIMPLE IRA
     Profit Sharing
     Money Purchase Pension
     "Paired" Plans (Money Purchase Pension and Profit Sharing Plans)
     401(k)
     403(b)
     457 Deferred Compensation

     RETIREMENT RESOURCES AT T. ROWE PRICE

     Planning and Informational Guides

     Minimum Required Distributions Guide
     Retirement Planning Kit
     Retirees Financial Guide
     Tax Considerations for Investors

     Investment Kits

     The IRA Investing Kit
     Roth IRA Conversion Kit
     Rollover IRA Kit
     The T. Rowe Price SIMPLE IRA Plan Kit
     The T. Rowe Price SEP-IRA Plan
     The Simplified Keogh Plan(registered trademark) From T. Rowe Price The T. Rowe Price 401(k) Century Plan(registered trademark)
      (for small businesses)
     Money Purchase Pension/Profit Sharing Plan Kit
     Investing for Retirement in Your 403(b) Account
     The T. Rowe Price No-Load Variable Annuity Information Kit

     Insights Reports

     The Challenge of Preparing for Retirement
     Financial Planning After Retirement
     The Roth IRA: A Review

     Software Packages

     T. Rowe Price Retirement Planning AnalyzerTM CD-ROM or diskette $19.95. To order, please call 1-800-541-5760. Also available on the Internet for $9.95.

     T. Rowe Price Variable Annuity AnalyzerTM CD-ROM or diskette, free. To order, please call 1-800-469-5304.

     Many of these resources are also available for viewing or ordering on the Internet at www.troweprice.com.


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th  Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

Invest With
Confidence(registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.         F52-051  8/31/99



Semiannual Report

Tax-Free Funds
August 31, 1999


T. Rowe Price

Report Highlights
--------------------------------------------------------------------------------
Tax-Free Funds

o Strong U.S. economic growth and rising interest rates hurt the bond market over the past six months.

o All funds posted negative returns over the difficult six-month period, except for the Tax-Exempt Money Fund and PLUS Class shares, which benefited from higher short-term rates.

o A common goal across the funds was to improve the dividend yield as rates rose.

o While rates could trend higher, |municipal bonds continue to offer attractive after-tax yields at current levels.



UPDATES AVAILABLE

For updates on the fund following the end of each calendar quarter, please see our Web site www.troweprice.com.


Fellow Shareholders

     The U.S. economy's above-average growth during the six months ended August 31 was good for consumers but not so good for bond investors. Interest rates rose throughout the period as investors worried about a buildup in inflationary pressures and the possibility-which became an actuality-of monetary tightening by the Federal Reserve. As a result, declines in taxable and municipal bond prices led to meager or negative returns on most longer-term bond funds for the period. The tax-free bond funds were not immune to this trend.

MARKET ENVIRONMENT

For Municipal Bond and Notes Yields
--------------------------------------------------------------------------------

         30-Year AAA            5-Year AAA              1-Year  Moody's
         General Obligations    General Obligations     Investment Grade 1 Note

8/98     4.93                   3.85                    3.5

         4.82                   3.7                     3.3

         4.92                   3.7                     2.95

11/98    4.89                   3.75                    3.05

         4.94                   3.75                    3.05

         4.87                   3.65                    2.95

2/99     4.99                   3.78                    3

         5.04                   3.83                    3.15

         5.08                   3.85                    3.2

5/99     5.16                   4                       3.2

         5.33                   4.33                    3.5

         5.41                   4.3                     3.55

8/99     5.6                    4.4                     3.75

Source: T. Rowe Price Associates.


     The U. S. economy continued its robust growth, driven by exuberant consumer spending. Although broad measures of inflation did not rise appreciably, tight labor markets, low unemployment, and a rebound in energy prices raised fears of a buildup in inflationary pressures. The fixed income markets reacted nervously to these developments as well as to the increased likelihood of action by the Federal Reserve. Indeed, as summer approached, Fed Chairman Alan Greenspan served clear warning that the central bank would act to preempt a rise in inflation. Actions soon followed words as the Fed raised key short-term interest rates on June 30 and again on August 24, pushing the federal funds target rate up a total of 50 basis points (one-half of a percentage point) to 5.25%. With these moves the Fed effectively rescinded two of its three rate reductions last fall, when it had moved swiftly to ease a global financial crisis. Signs of recovery in many Asian and Latin American nations most affected by that crisis helped push the U.S. dollar lower and interest rates higher.


Market Changes Spell Higher Tax-Free Yields
--------------------------------------------------------------------------------

     Structural changes are taking place in the fixed income markets resulting in higher tax-free yields for investors.

     The chart below tracks the yield on 30-year, AAA general obligation municipal bonds as a percentage of long-term Treasury bond yields since 1981. Historically, the yield on these municipal bonds has averaged about 85% of the Treasury yield. This discount reflected both the tax benefit of municipals and uncertainty about future tax laws. Investors in the 31% federal tax bracket, for example, keep only 69% of their income from taxable bonds. Therefore, they would logically be attracted to high-quality municipal bonds offering 85% or more of the prevailing Treasury yield.

     The sharp spike in municipal yields in 1986 reflects the tax reform debate, which posed a threat to municipal bonds' federal tax exemption. Accordingly, municipal bond yields reached parity with Treasury yields. However, when the Tax Reform Act of 1986 left the tax benefit intact, municipal bond prices rose sharply until yields had fallen to more normal levels.

     Recently, different forces have been at work that go beyond the impact of 1998's global financial crisis. At that time, shaky world markets prompted foreign investors (who have no need for U.S. tax-exempt bonds) to buy Treasuries, and Treasury yields plunged to near parity with municipals.

     Since then, Treasury yields have returned to pre-crisis levels, but municipal yields are again unusually high at about 94% of Treasury yields. According to Mary Miller, director of the T. Rowe Price municipal bond department, the current relationship is "illogical from a tax standpoint" but unlikely to change soon.

     For one thing, the supply of Treasury debt is shrinking due to the federal budget surplus, while outstanding municipal supply continues to grow. In addition, the supply of taxable bonds outside of Treasuries-including corporate, asset-backed and mortgage-backed bonds-has also risen, and this has created more competition in the market. As a result, even as tax-exempt yields have risen in relation to Treasury yields over the past two years, they have fallen in relation to the yields on other high-quality taxable bonds.

     Over time, income makes up the vast majority of a bond investor's total return. Therefore, these developments have given investors the opportunity to earn higher-than-expected tax-free income with little or no sacrifice of credit quality.


For Municipal/Treasury Yield Ratio
--------------------------------------------------------------------------------

                  Treasury Ratio            Treasury Average

                  79                        84.5

                  78.4                      84.5

'81               83.2                      84.5

                  81.6                      84.5

                  86.6                      84.5

                  86.3                      84.5

                  93.3                      84.5

                  88.4                      84.5

                  87.6                      84.5

                  89.2                      84.5

                  88.3                      84.5

                  86.3                      84.5

                  86.6                      84.5

                  84.8                      84.5


'82               82.1                      84.5

                  85.5                      84.5

                  86.3                      84.5

                  91.9                      84.5

                  86.5                      84.5

                  84.1                      84.5

                  81.9                      84.5

                  83.7                      84.5

                  81.4                      84.5

                  84.9                      84.5

                  81.9                      84.5

                  78.8                      84.5


'83               78.4                      84.5

                  80.1                      84.5

                  79.7                      84.5

                  81                        84.5

                  78.7                      84.5

                  78.3                      84.5

                  77.6                      84.5

                  76.1                      84.5

                  75.5                      84.5

                  76.5                      84.5

                  76.3                      84.5

                  75.9                      84.5


'84               77.6                      84.5

                  80.4                      84.5

                  85.1                      84.5

                  84                        84.5

                  83.7                      84.5

                  79.3                      84.5

                  79.2                      84.5

                  80.4                      84.5

                  79.4                      84.5

                  80.1                      84.5

                  80.4                      84.5

                  82.5                      84.5


'85               84.5                      84.5

                  87.2                      84.5

                  83.7                      84.5

                  83.4                      84.5

                  88                        84.5

                  81                        84.5

                  81.5                      84.5

                  89.4                      84.5

                  93.1                      84.5

                  97.3                      84.5

                  100.9                     84.5

                  97                        84.5


'86               93.1                      84.5

                  89.5                      84.5

                  87.3                      84.5

                  87.8                      84.5

                  87.6                      84.5

                  85.6                      84.5

                  86.4                      84.5

                  86.1                      84.5

                  90.8                      84.5

                  89.2                      84.5

                  90                        84.5

                  85.5                      84.5


'87               83.6                      84.5

                  86.3                      84.5

                  89.2                      84.5

                  86.3                      84.5

                  84.6                      84.5

                  86.2                      84.5

                  88.3                      84.5

                  88.1                      84.5

                  83.4                      84.5

                  83.7                      84.5

                  85.9                      84.5

                  82.5                      84.5


'88               81.7                      84.5

                  83                        84.5

                  81.9                      84.5

                  82.2                      84.5

                  82.3                      84.5

                  79.9                      84.5

                  81.2                      84.5

                  83.1                      84.5

                  81.3                      84.5

                  81.4                      84.5

                  85.3                      84.5

                  85.9                      84.5


'89               85.4                      84.5

                  87.4                      84.5

                  90.4                      84.5

                  87.5                      84.5

                  85.9                      84.5

                  83.5                      84.5

                  82                        84.5

                  83                        84.5

                  81.8                      84.5

                  81.6                      84.5

                  84.5                      84.5

                  82.7                      84.5


'90               80.7                      84.5

                  81                        84.5

                  80.9                      84.5

                  82.2                      84.5

                  85                        84.5

                  83.5                      84.5

                  83.7                      84.5

                  84.3                      84.5

                  83.2                      84.5

                  82.3                      84.5

                  82.7                      84.5

                  82.2                      84.5

'91               83.2                      84.5

                  84.6                      84.5

                  82.9                      84.5

                  83.2                      84.5

                  86.6                      84.5

                  84.5                      84.5

                  83.5                      84.5

                  82.9                      84.5

                  80.9                      84.5

                  81.7                      84.5

                  80.4                      84.5

                  79.1                      84.5


'92               82.4                      84.5

                  84                        84.5

                  84.7                      84.5

                  81.7                      84.5

                  82.5                      84.5

                  83.4                      84.5

                  79.8                      84.5

                  83.8                      84.5

                  81.5                      84.5

                  81.7                      84.5

                  81.7                      84.5

                  83.8                      84.5


'93               87                        84.5

                  86.3                      84.5

                  87.1                      84.5

                  85.7                      84.5

                  82                        84.5

                  83.4                      84.5

                  84.1                      84.5

                  86.8                      84.5

                  84.1                      84.5

                  81.5                      84.5

                  82.8                      84.5

                  81.9                      84.5


'94               81.9                      84.5

                  81.3                      84.5

                  81.7                      84.5

                  84.4                      84.5

                  83.8                      84.5

                  80.5                      84.5

                  80.0                      84.5

                  80.1                      84.5

                  81.8                      84.5

                  84.8                      84.5

                  89.1                      84.5

                  86                        84.5

'95               87.9                      84.5

                  89.5                      84.5

                  88.5                      84.5

                  87.2                      84.5

                  87.5                      84.5

                  87.1                      84.5

                  84.4                      84.5

                  85.6                      84.5

                  84.1                      84.5

                  84.4                      84.5

                  83.4                      84.5

                  81.8                      84.5


'96               80.9                      84.5

                  80.1                      84.5

                  82.8                      84.5

                  84.2                      84.5

                  82.2                      84.5

                  81.8                      84.5

                  80.9                      84.5

                  81                        84.5

                  80.7                      84.5

                  79.6                      84.5

                  80.4                      84.5

                  81.8                      84.5


'97               81                        84.5

                  82                        84.5

                  85                        84.5

                  85.7                      84.5

                  84.8                      84.5

                  86.2                      84.5

                  85.8                      84.5

                  86.5                      84.5

                  87.4                      84.5

                  87.1                      84.5

                  89.7                      84.5

                  89.2                      84.5


'98               93.8                      84.5

                  97.3                      84.5

                  95.6                      84.5

                  96.3                      84.5

                  97.4                      84.5

                  95.5                      84.5

                  89.5                      84.5

                  89.7                      84.5

                  89.8                      84.5

                  88.5                      84.5

                  89.2                      84.5

                  88.5                      84.5


8/99              92.3                      84.5

Source: Municipal Market Data

     Interest rates rose across all maturities, with the bellwether 30-year Treasury bond rising from near 5% at the beginning of the year to over 6% for the first time since mid-1998. Short-term yields rose a bit more than intermediate and long-term bond yields over the period, creating a flatter yield curve-a typical occurrence when the Fed is actively raising short-term rates. Municipal market interest rates also rose throughout the period, as shown in the chart on page 1, but not as much as those on taxable bonds. Municipals were helped by strong seasonal demand in July through the reinvestment of proceeds from maturing bonds and other cashflows. Thus, for much of the past six months, overall returns on municipals compared favorably with their taxable counterparts, although both were modest at best.

     In August, however, this trend reversed. A heavy supply of corporate bonds in the market pushed up their yields and attracted "crossover" institutional buyers-those who buy either corporate or municipal bonds depending on their after-tax yields. The drop in demand for municipals from these institutional investors (some of whom also sold municipals from their portfolios), combined with a reluctance by dealers to add to their bond inventories, created a weak market tone. Municipal yields rose to their highest level of the past year. After outperforming taxable bonds through July, municipals lost ground in August, and their performance fell more in line with taxable securities for the entire six-month period.


TAX-EXEMPT MONEY FUND AND PLUS SHARES

Performance Comparison
--------------------------------------------------------------------------------
                                                                Since Inception*
Periods Ended 8/31/99         6 Months        12 Months            (PLUS Shares)
--------------------------------------------------------------------------------

Tax-Exempt Money Fund            1.38%             2.78%                      -

Tax-Exempt Money Fund
PLUS Shares                       1.31              -                     2.06%

Lipper Tax-Exempt Money
Market Funds Average              1.29              2.63                  2.14

*11/1/98

Tax-Exempt Money Fund PLUS Shares
--------------------------------------------------------------------------------

Starting November 1, 1998, we created a new class of shares called The Tax-Exempt Money - PLUS Class. The share class is offered as part of our new Asset Manager Account, which incorporates a number of additional services, such as unlimited checkwriting and a debit card. Both the Tax-Exempt Money Fund and Tax-Exempt Money - PLUS are based on the same portfolio, and as such will be reported on together in future annual and semiannual reports. However, performance will differ because the classes of shares have different expense ratios. Tax-Exempt Money - PLUS will have no impact on the expenses, share price, or yield of the original Tax-Exempt Money Fund.

Note: To request a prospectus for any T. Rowe Price fund, please call 1-800-638-5660. Read the prospectus carefully before investing.

     The Tax-Exempt Money Fund's results were comfortably ahead of its Lipper peer group average for both the 6- and 12-month periods ended August 31, 1999. The six-month return for the Tax-Exempt Money Fund PLUS shares was slightly ahead of the Lipper average, but its return since inception on November 1, 1998, trailed Lipper by eight basis points, a reflection of the PLUS shares' higher expenses that accompany their additional services.

     During the past six months, short-term tax-exempt yields moved higher as the Federal Reserve lifted the federal funds rate twice, as mentioned. On August 31 yields in the 30- to 90-day range were 50 basis points higher than six months earlier while 6- and 12-month rates were up 75 basis points. Additionally, later in the reporting period the short-term tax-exempt yield curve grew noticeably steeper as one-year securities yielded 65 basis points more than one- to seven-day maturities. This contrasted with a difference of 15 basis points on February 28.

     We took advantage of these changes by maintaining a longer-than-average weighted average maturity (WAM) throughout the period. On February 28, the WAM was 53 days compared with 42 days for the peer group average. From March through May, we recognized opportunity in the slope of the yield curve and extended maturity as much as 25 to 28 days beyond that of our competitors. As we approached summer, we allowed our average maturity to drift down closer to the average. This more neutral posture coincided well with the beginning of the seasonal increase in new note issuance and the Fed's tighter monetary stance. Now that the Fed has raised rates twice, we intend to modestly lengthen our weighted average maturity, although not as much as earlier in the year. On August 31, the WAM was 54 days, four days longer than the peer group average.

     Growth in money market fund assets slowed markedly so far in 1999. Tax-exempt funds, which total $192.8 billion, increased by only 2.7%, the lowest rate of increase in six years. However, this slow growth in demand has been well balanced by manageable supply. While tax-exempt industry assets were up approximately $5 billion, supply of new issues for the year is higher by only $1.7 billion.


TAX-FREE SHORT-INTERMEDIATE FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 8/31/99                                6 Months          12 Months
--------------------------------------------------------------------------------

Tax-Free Short-Intermediate Fund                       -0.07%             2.32%

Lipper Short-Intermediate
Municipal Debt Funds Average                           -0.55               1.52

     During the past six months, against a backdrop of rising interest rates, dividend income largely offset the drop in the fund's net asset value, resulting in only a small loss for the period. For the 12 months ended August 31, the fund posted a respectable gain in a difficult environment. Performance in both periods surpassed the average for the fund's Lipper peer group, a result of the fund's low expenses, our duration strategy, and credit research. (Duration is a measure of a bond fund's sensitivity to interest rates. For example, a fund with a duration of three years would fall or rise about 3% in price in response to a one-percentage-point rise or fall in interest rates.)

     While the duration at the end of August was unchanged at 3.0 years from six months earlier, it varied between 2.8 and 3.2 years in the interim. As rates moved higher, we initially extended duration in May in anticipation of a slowdown in second quarter growth. When the slowdown failed to materialize, we moved back to a neutral position then shortened again as prices rose in July. Heavy Treasury, corporate, and municipal issuance in August caused intermediate and long-term tax-exempt rates to rise to their highest levels of the year-levels not seen since 1997. Recently, we have begun to extend duration because of the higher rates, good valuations (see story on page 2), investor demand, and the prospects for lower issuance through the rest of 1999.

     Our sector diversification experienced some changes primarily due to our efforts to extend duration rather than to any shift in opinion about the credit quality or relative value of individual securities. Our allocation to shorter prerefunded securities declined while exposure to longer maturities, including nuclear revenue and state general obligation bonds, increased. These sector adjustments resulted in a moderate decline in the fund's overall credit quality from AA to AA-, based on our in-house research.


TAX-FREE INTERMEDIATE BOND FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 8/31/99                       6 Months          12 Months
--------------------------------------------------------------------------------

Tax-Free Intermediate Bond Fund             -1.85%            0.36%

Lipper Intermediate
Municipal Debt Funds Average                -1.87             0.25

     Your fund suffered along with other intermediate- and longer-term bond funds during the six months ended August 31 and provided a negative return that was slightly ahead of the Lipper average for similar funds. For the 12-month period, the fund posted a small gain that again surpassed the competitor average as dividend income of $0.48 overcame the drop in net asset value. Our relatively favorable results were largely due to the fund's low expenses and our management of duration. (See Tax-Free Short-Intermediate Fund report for an explanation of the effect duration has on bond fund prices when interest rates rise or fall.)

     At the end of August, the portfolio's duration was 5.1 years, down from 5.4 years six months earlier. At different times during the course of the reporting period, we lengthened or shortened when we thought it appropriate to take advantage of fluctuations in the market. Our focus in a period of generally rising rates was to improve the fund's dividend yield and to make opportunistic purchases of attractively valued bonds that would serve as core holdings. The fund's overall credit rating remained stable at AA, based on our in-house rating system, and higher using the ratings from national rating agencies.

     We also made some changes in our allocation to various sectors. Primary among them were sharp increases in state general obligation and dedicated tax revenue bonds, which we believe will perform better than other types of securities in the current economic environment. We also have recently begun to reduce the fund's allocation to hospital securities because of cutbacks in Medicare reimbursement payments, which could adversely affect the sector.


TAX-FREE INCOME FUND

     In a difficult environment for bonds, the fund's returns were negative for the 6- and 12-month periods. However, they were better than the average returns for our competition due to the fund's below-average expenses and our investment strategy. Dividend income, which was steady in both periods, partly offset the decline in net asset value.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 8/31/99               6 Months         12 Months
--------------------------------------------------------------------------------

Tax-Free Income Fund                  -2.99%            -1.14%

Lipper General Municipal
Debt Funds Average                    -3.34             -1.63

     Our portfolio management strategy changed as the market reversed course from the bond market rally that occurred in the second half of 1998. For most of the past six months, we targeted a neutral duration of 7.5 years after pursuing a more aggressive posture in the prior six months. (Duration is a better measure of sensitivity to interest rate movements than the average maturity of the portfolio.) We accomplished this by raising cash reserves modestly from 1% to 2% of assets last year to between 3% and 4% this year. We also sold some of our lower-coupon, longer-maturity bonds to buy others with more defensive characteristics, such as higher coupons and shorter durations.

     In August, when long-term municipal rates rose to their highest level of the past 12 months, a number of bonds in the portfolio that had been trading to their shorter call dates began trading to maturity. As a result, fund duration extended almost half a year to just under eight years. At the same time, the fund's weighted average maturity was at its shortest point of the last 10 years. With rates at their current levels, we expect to see little further extension of duration in the portfolio and will continue to target a neutral posture. During the summer, we sold bonds with losses and reinvested the proceeds in new bonds with higher yields. This action helps lift the portfolio's dividend yield to shareholders and allows us to use a capital loss to offset any recognized capital gains.

     One reason why we did not become more defensive in our investment posture is the attractiveness of municipal bonds relative to taxable alternatives. For the past year, long-term AAA rated municipal bond yields have ranged between 87% and 98% of comparable Treasury yields, well above the long-term average of 85%. At times both lower-rated and insured bonds have yielded much more than Treasuries. While this appears to be a reaction to current supply-and-demand factors (see story on page 2), it gave us reason to be more optimistic about the municipal market.

     Our credit exposure is little changed from six months ago except for a reduction in the hospital sector from 15% to 12% of assets, a reflection of its poor financial performance. We increased our holdings of state general obligation debt from 5% to 7% in recognition of the benefits of enhanced tax revenues due to the strong economy. Overall, the fund's average credit quality was AA- at the end of August, based on T. Rowe Price research, and slightly higher based on national agency ratings.


TAX-FREE HIGH YIELD FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 8/31/99                       6 Months          12 Months
--------------------------------------------------------------------------------

Tax-Free High Yield Fund                      -2.71%             -1.18%

Lipper High Yield Municipal
Debt Funds Average                            -1.95               -0.49

     Against a backdrop of sharply rising interest rates during the past six months, municipal tax-exempt bonds fared poorly along with other fixed income securities. Your fund posted negative returns for the 6- and 12-month periods ended August 31 and trailed the average returns for the Lipper universe of competing funds.

     Factors that contributed to the fund's relatively weak results included our longer duration and our exposure to high-quality bonds, which were more adversely affected by rising rates than lower-rated securities. Low-quality securities turned in a better performance because of their higher coupon and shorter call date structure; as the economy showed continued strength, so did the financial prospects of many high-yield bonds. Since we are somewhat underweighted in them, our relative performance suffered.

     At the end of August, the fund's duration stood at 8.2 years up from 7.6 years at the end of February. Much of this extension occurred late in the period as our holdings with shorter call dates began trading to their final maturity. The biggest changes occurred within the BBB and lower segment of the portfolio as we have added holdings and extended our duration within them. In our effort to take advantage of the recent upturn in yields, we increased below-investment-grade issues to 25% of the fund, up from 22% six months ago. Yields on new low-quality issues range between 6.5% and 7.5%, levels we find attractive for long-term investments. The fund's weighted average quality was A-, based on our in-house rating system.


For Quality Diversification
--------------------------------------------------------------------------------

Tax-Free High-Yield Fund

AAA           AA              A              BBB               BB and below

  5           24             19               27                         25

Based on net assets of 8/31/99


     We added to positions in sectors of the market that have declined and now offer attractive yields, including corporate-backed municipals. This strategy should enable us to increase the fund's average coupon and dividend yield. We have continued to add to our holdings in long-term healthcare while reducing exposure to uninsured hospitals, which is currently at its lowest level of portfolio assets in several years. (The increase in these bonds shown in the Sector Diversification table after this letter reflects additions in very high-quality money market holdings for liquidity purposes.)

OUTLOOK

     Interest rates could move higher in coming months because of persistent strength in the domestic economy and recovery overseas. The Fed is keeping a close eye on inflationary pressures, particularly in the labor markets, and could tighten another 25 basis points if it intends to move the federal funds rate back to its level of a year ago. However, the Fed is also interested in maintaining a liquid and orderly market as we approach the end of the year and the transition to 2000, which could serve to moderate future rate increases. At the same time, it is important to recognize that the increase in rates so far this year could be enough to slow certain sectors of the economy. At present, we are focusing on the higher yields available in the marketplace and on the current appeal of tax-free municipal bonds relative to taxable securities.

Respectfully submitted,

Mary J. Miller
Director
Municipal Bond Department

September 24, 1999



T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

                                                     2/28/99      8/31/99
Tax-Exempt Money Fund
--------------------------------------------------------------------------------

Price Per Share                                        $1.00        $1.00

Dividends Per Share

  For 6 months                                         0.014        0.014

  For 12 months                                        0.029        0.027

  Dividend Yield (7-Day Compound) *                    2.54%        2.80%

Weighted Average Maturity (days)                         53           54

Weighted Average Quality **                      First Tier   First Tier


Tax-Exempt Money Fund PLUS Shares
--------------------------------------------------------------------------------

Price Per Share                                      $  1.00      $  1.00

Dividends Per Share

  For 6 months                                        0.007!        0.013

  For 12 months                                           --            --

Dividend Yield (7-Day Compound) *                       2.07         2.67%

Weighted Average Maturity (days)                          53           54

Weighted Average Quality **                       First Tier   First Tier


To request a prospectus for any T. Rowe Price fund, please call 1-800-638-5660. Read the prospectus carefully before investing.

(continued on next page)



T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS


                                                     2/28/99      8/31/99
Tax-Free Short-Intermediate Fund
--------------------------------------------------------------------------------

Price Per Share                                      $  5.39      $  5.27

Dividends Per Share

  For 6 months                                          0.11         0.11

  For 12 months                                         0.22         0.21

Dividend Yield *

  For 6 months                                          4.07%        4.03%

  For 12 months                                         4.12         4.14

30-Day Standardized Yield                               3.16         3.97

Weighted Average Maturity (years)                       4.0          4.2

Weighted Average Effective Duration (years)             3.0          3.0

Weighted Average Quality ***                             AA          AA-


Tax-Free Intermediate Bond Fund
--------------------------------------------------------------------------------

Price Per Share                                      $ 11.13      $ 10.65

Dividends Per Share

  For 6 months                                          0.24         0.24

  For 12 months                                         0.48         0.48

Dividend Yield *

  For 6 months                                          4.39%        4.45%

  For 12 months                                         4.42         4.56

30-Day Standardized Yield                               3.36         4.16

Weighted Average Maturity (years)                       8.5          7.3

Weighted Average Effective Duration (years)             5.4          5.1

Weighted Average Quality ***                             AA           AA

(continued on next page)


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Portfolio Highlights

KEY STATISTICS

                                                     2/28/99      8/31/99
Tax-Free Income Fund
--------------------------------------------------------------------------------

Price Per Share                                      $  9.94      $  9.39

Dividends Per Share

  For 6 months                                          0.25         0.25

  For 12 months                                         0.50         0.50

Dividend Yield *

  For 6 months                                          5.13%        5.28%

  For 12 months                                         5.19         5.42

30-Day Standardized Yield                               4.11         4.81

Weighted Average Maturity (years)                      16.1         15.5

Weighted Average Effective Duration (years)             7.3          7.7

Weighted Average Quality ***                            AA-          AA-


Tax-Free High Yield Fund
--------------------------------------------------------------------------------

Price Per Share                                      $ 12.53      $ 11.87

Dividends Per Share

  For 6 months                                          0.33         0.33

  For 12 months                                         0.66         0.65

Dividend Yield *

  For 6 months                                          5.34%        5.52%

  For 12 months                                         5.45         5.65

30-Day Standardized Yield                               4.46         5.10

Weighted Average Maturity (years)                      19.3         18.4

Weighted Average Effective Duration (years)             7.6          8.2

Weighted Average Quality ***                             A-           A-

* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value at the end of the period.

** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

*** Based on T. Rowe Price research. ! Dividends for the period 11/1/98 to 2/28/99.

#     Dividends for the period 11/1/98 to 2/28/98.


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------


Performance Comparison
--------------------------------------------------------------------------------

These charts show the value of a hypothetical $10,000 investment in the funds over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


For Performance Comparison
--------------------------------------------------------------------------------

Tax-Exempt Money Fund
--------------------------------------------------------------------------------

                  Lipper            TEM

8/89              10000             10000

8/90              10557             10548

8/91              10911             11014

8/92              11254             11343

8/93              11487             11579

8/94              11719             11832

8/95              12096             12220

8/96              12472             12606

8/97              12851             13003

8/98              13245             13418

8/99              13596             13791


For Performance Comparison
--------------------------------------------------------------------------------

Tax-Free Short-Intermediate Fund
--------------------------------------------------------------------------------

                  Lehman            Lipper           TFS

8/89              10000             10000            10000

8/90              10659             10617            10642

8/91              11600             11525            11427

8/92              12619             12454            12237

8/93              13450             13398            13030

8/94              13798             13597            13313

8/95              14742             14434            14096

8/96              15321             14942            14637

8/97              16173             15766            15417

8/98              17105             16617            16281

8/99              17603             16935            16658


For Performance Comparison
--------------------------------------------------------------------------------

Tax-Free Intermediate Bond Fund
--------------------------------------------------------------------------------

                  Lehman            Lipper           TII

11/30/92          10000             10000            10000

8/93              10883             10909            11103

8/94              11037             11036            11308

8/95              12007             11843            12212

8/96              12475             12355            12696

8/97              13446             13271            13572

8/98              14471             14248            14599

8/99              14688             14303            14652


For Performance Comparison
--------------------------------------------------------------------------------

Tax-Free Income Fund
--------------------------------------------------------------------------------

                  Lehman            Lipper           TFI

8/89              10000             10000            10000

8/90              10642             10485            10530

8/91              11897             11726            11721

8/92              13225             13066            13087

8/93              14838             14680            14857

8/94              14859             14553            14739

8/95              16176             15655            15934

8/96              17024             16438            16802

8/97              18598             17947            18311

8/98              20207             19477            19934

8/99              20308             19190            19707


For Performance Comparison
--------------------------------------------------------------------------------

Tax-Free High Yield Fund
--------------------------------------------------------------------------------

                  Lehman            Lipper           TFH

8/89              10000             10000            10000

8/90              10659             10461            10699

8/91              11993             11474            11847

8/92              13409             12644            13203

8/93              15157             14056            14945

8/94              15134             14162            15059

8/95              16480             15264            16232

8/96              17442             16124            17179

8/97              19154             17718            18944

8/98              20856             19263            20624

8/99              20944             19180            20380


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                               Since   Inception
Periods Ended 8/31/99       1 Year   5 Years   10 Years    Inception        Date
--------------------------------------------------------------------------------

Tax-Exempt Money             2.78%     3.11%      3.27%          --      4/8/81

Tax-Exempt Money PLUS            -        -          -        2.06%     11/1/98

Tax-Free Short-Intermediate  2.32      4.59       5.24            -    12/23/83

Tax-Free Intermediate Bond   0.36      5.32          -         5.82    11/30/92

Tax-Free Income             -1.14      5.98       7.02            -    10/26/76

Tax-Free High Yield         -1.18      6.24       7.38            -      3/1/85


Investment returns represent past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase. Investments in the Money Fund and PLUS Class shares are not insured or guaranteed by the FDIC or any other government agency. Although they seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund and PLUS Class shares.

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------


Investment Services And Information


     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

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     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
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     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

     ** Based on a January 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free**
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond***
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond
International Bond


MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

* Closed to new investors. ** Formerly named Florida Insured Intermediate Tax-Free. *** Formerly named Tax-Free Insured Intermediate Bond.

! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For fund and account information
or to conduct transactions,
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By touch-tone telephone
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For assistance
with your existing
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To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

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T. Rowe Price Investment Services, Inc., Distributor.           C03-051 8/31/99